                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8284

                 ----------------------------------------------

                               SAFFRON FUND, INC.

-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Paul Schubert
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Robert Williams, Esq.
                       Cleary, Gottlieb, Steen & Hamilton
                               Bank of China Tower
                                  1 Garden Road
                                    Hong Kong


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2003



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[SAFFRON FUND, INC. LOGO]



Contents
--------------------------------------------------------------------------------

                                        Page
Objective                                1
------------------------------------------
Management                               1
------------------------------------------
Market Information                       2
------------------------------------------
Highlights                               3
------------------------------------------
Investment Review                        4
------------------------------------------
Investment Portfolio                     5
------------------------------------------
Statement of Assets and Liabilities      7
------------------------------------------
Statement of Operations                  8
------------------------------------------
Statement of Changes in Net Assets       9
------------------------------------------
Financial Highlights                    10
------------------------------------------
Notes to Financial Statements           11
------------------------------------------
Report of Independent Auditors          17
------------------------------------------
Other Information                       18
------------------------------------------
Dividend Reinvestment Plan              19
------------------------------------------
Supplemental Information (Unaudited)    20
------------------------------------------

[SAFFRON FUND, INC. LOGO]


Objective
--------------------------------------------------------------------------------
At the reconvened Annual General Meeting ("AGM") of Jardine Fleming India Fund, Inc., held on June 19, 2003, stockholders voted to change the investment policy of the fund. As a result of this change in investment policy, as well as the appointment of a new investment manager, the Jardine Fleming India Fund, Inc. changed its name to Saffron Fund, Inc. (the "Fund"). The name change of the Fund became effective June 30, 2003. The Fund's amended investment policy permits the Fund, under certain conditions, to hold or invest substantially all of its assets in cash and high-quality debt obligations. The Fund is no longer required to invest at least 80% of its assets in equity securities of Indian companies. As noted in the proxy statement mailed to stockholders for the first time on or about May 8, 2003 (the "proxy statement"), the Fund's Board of Directors determined prior to the AGM that it would be in the best interests of stockholders and the Fund to invest less than 80% of its assets in equity securities of Indian companies. With the approval of the proposal to change the investment policy, the Fund has sold the majority of its portfolio of Indian securities and has invested the majority of the Fund's assets in high-quality debt obligations as defined in the Fund's prospectus dated March 3, 1994.

Prior to the AGM the Fund sought to achieve long-term capital appreciation through investments primarily in equity securities of Indian companies including investing up to 10% of its assets in equity securities of companies in Pakistan, Sri Lanka and Bangladesh.

Management
--------------------------------------------------------------------------------
At the reconvened AGM stockholders also approved a new Investment Advisory and Management Agreement between the Fund and HSBC Asset Management (Europe)
Limited ("AMEU"). JF International Management Inc. terminated its Investment Advisory and Management Agreement with the Fund effective June 30, 2003. Under the new agreement, AMEU will serve as the Fund's investment adviser, but investment decisions will be made only on direct advice from the investment subadvisers. HSBC Asset Management (India) Private Limited ("AMIN") will serve as the Fund's investment subadviser for investments in equity securities and certain debt securities, while HSBC Asset Management (Americas) Inc. ("AMUS") will serve as the Fund's investment subadviser for investments in cash and high-quality debt obligations. AMEU, a company incorporated in the United Kingdom, is a separate legal entity within HSBC Asset Management. As of November 2003, AMEU managed/advised $63.8 billion in assets, representing 41% of all assets under management/advice by HSBC Asset Management. Funds under advice (other than direct management) comprise assets managed by affiliates of HSBC Asset Management for which HSBC Asset Management provides advice in the form of portfolio construction, sector allocations and/or stock list recommendations.


                                  ---  1 ---

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[SAFFRON FUND, INC. LOGO]


Market Information
--------------------------------------------------------------------------------
SAFFRON FUND, INC. IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL "SZF") AND THE MARKET PRICE IN US DOLLARS IS PUBLISHED IN:
--------------------------------------------------------------------------------

o The Wall Street Journal (daily)

o Reuters

o Bloomberg (code SZF US)

o The New York Times (daily)

o Barron's (each Saturday)

THE NET ASSET VALUE PER SHARE IS CALCULATED WEEKLY AND PUBLISHED IN US DOLLARS
IN:
--------------------------------------------------------------------------------
o The Wall Street Journal (under "Closed-End Funds" each Monday)

o Reuters

o Bloomberg (code SZF US)

o The New York Times (each Sunday)

o Barron's (each Saturday)

Additional information (including updated Net Asset Value and Market Price) may be obtained by calling 212-882-5977.

To receive a copy of the Fund's most recent financial report or Dividend Reinvestment Plan brochure, please call toll-free 800-426-5523.


                                  ---  2 ---
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[SAFFRON FUND, INC. LOGO]


Highlights
--------------------------------------------------------------------------------

                                                   AT                      AT
                                            NOVEMBER 30, 2003       NOVEMBER 30, 2002
-----------------------------------------------------------------------------------------
Net Assets                                  US$ 55,657,602          US$ 50,270,534
Shares Outstanding                               5,858,327               5,858,327
Net Asset Value                                   US$ 9.50                US$ 8.58
MARKET DATA
Market Price on New York Stock Exchange           US$ 8.94                US$ 7.20
Discount to Net Asset Value                            5.9%                   16.1%
TOTAL RETURN
Net Asset Value                                       10.7%(1)                -7.1%(2)
Net Asset Value                                        3.2%(3)                 N/A
Market Price                                          24.2%(1)                -3.1%(2)
90 Day U.S. Treasury Bill                              0.9%(3)                 N/A
Bombay Stock Exchange ("BSE")
 National 100 Index                                  62.75%(1)                 1.6%(2)

         NET ASSET VALUE AND MARKET PRICE VS. BSE NATIONAL 100 INDEX(4)

                               [GRAPHIC OMITTED]




(1)   For the year ended November 30, 2003.
(2)   For the year ended November 30, 2002.
(3)   For the period July 1, 2003 through November 30, 2003.
(4) Based on initial net asset value and market price of $13.85 and $15.00, respectively.


                                  ---  3 ---
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[SAFFRON FUND, INC. LOGO]


Investment Review
--------------------------------------------------------------------------------
Dear Fellow Stockholders,

The fiscal year ended November 2003 for your Fund has been a watershed when, mid-year, a majority of stockholders voted at the annual general meeting (AGM) to amend the Fund's investment policy to permit the adoption of a defensive position in cash awaiting the outcome of the Indian courts' review of issues related to the tax treaty between India and Mauritius.

Given the very substantial change in the Fund's investment policy made at mid-year, performance may be divided between the periods, December 2002 to June 2003, when the fund was invested in the Indian equity market and the second half period, that is July-November 2003, when the new investment policy was adopted.

For the first half of the fiscal year ended November 30, 2003 your Fund increased 7.34% against a benchmark increase of 14.14%. For the second half of this period the Fund, invested primarily in short maturity, high quality debt instruments and the small residue of our direct investments in India, gained 3.15% under the auspices of our new investment manager HSBC Asset Management (Europe) Limited (HSBC).

Given the small size of the Fund and its continued high expense ratio, your board is aware of the problems that face the future and expects to be making a proposal to stockholders in the very short term.



Yours very sincerely,


/s/ Julian Reid
Julian Reid
Chairman & President
Mauritius
January 23, 2004


                                  ---  4 ---
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[SAFFRON FUND, INC. LOGO]

Investment Portfolio
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2003
------------------------------------------------------------------------
                                                                   % of
                                                        Value      Net
Description                                Shares       US $      Assets
------------------------------------------------------------------------
INDIAN EQUITY INVESTMENTS (10.2%)
------------------------------------------------------------------------
AUTOMOBILES & ANCILLARIES
 Dilip Chhabria Design Private Ltd.* (a)   60,000        1,311      0.0
BANKING & FINANCE
 Kotak Mahindra Finance Ltd.              218,040    1,636,372      2.9
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
DIVERSIFIED/MISCELLANEOUS
 New Delhi TV Ltd. (a)                    324,335      637,757      1.2
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
ENGINEERING
 Asea Brown Boveri Ltd.                    27,403      317,317      0.6
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
PHARMACEUTICALS
 Sun Pharmaceuticals Industries Ltd.      164,339    2,164,198      3.9
 Wockhardt Ltd.                            65,327      900,690      1.6
------------------------------------------------------------------------
                                                     3,064,888      5.5
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
TOTAL INDIAN EQUITY INVESTMENTS (10.2%)
 (cost $5,676,348)                                   5,657,645     10.2
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -



                                  ---  5 ---

[SAFFRON FUND, INC. LOGO]

Investment Portfolio (concluded)
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2003
----------------------------------------------------------------------------------------------
                                                             Principal                  % of
                                                               Amount       Value       Net
Description                                                   (000)**       US $       Assets
----------------------------------------------------------------------------------------------
INDIAN NON-CONVERTIBLE BOND (0.5%)
----------------------------------------------------------------------------------------------
DIVERSIFIED/MISCELLANEOUS
 Sterlite Industries (India) Ltd., 10.000%, 08/06/08 (a)(b)
   (cost $311,954)                                            15,130        278,667       0.5
==============================================================================================
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
SHORT-TERM INVESTMENTS (88.5%)
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (@)
 Federal Home Loan Mortgage Corp., 1.08%, 12/10/03            10,000      9,997,048      18.0
 Federal Home Loan Mortgage Corp., 1.04%, 01/07/04            10,000      9,989,167      17.9
 Federal National Mortgage Association, 1.00%, 12/31/03       10,000      9,991,493      17.9
 U.S. Treasury Bills, 0.95%, 12/26/03                         10,000      9,993,202      18.0
 U.S. Treasury Bills, 0.88%, 02/19/04                          9,300      9,281,940      16.7
----------------------------------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENTS (COST $49,253,461)                         49,252,850      88.5
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
TOTAL INVESTMENTS (99.2%)
 (COST $55,241,763)                                                      55,189,162      99.2
----------------------------------------------------------------------------------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)                                468,440       0.8
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
NET ASSETS (100.0%)                                                      55,657,602     100.0
==============================================================================================

*    Non-income producing security.

**   In local currency unless otherwise indicated.

(a) Illiquid securities, fair valued in good faith by or under the direction of the Board of Directors, aggregating $917,735 or 1.6% of net assets.

(b)  Security is restricted as to resale.

@    Interest rate reflects discount rate at date of purchase.














                 See accompanying notes to financial statements

                                  ---  6 ---
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[SAFFRON FUND, INC. LOGO]


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2003
---------------------------------------------------------------------------------------------------------
                                                                                                     US $
ASSETS
---------------------------------------------------------------------------------------------------------
Investments at value (cost $55,241,763)                                                       55,189,162
Cash (including Indian Rupees with a cost of $172,561 and value of $174,891)                     983,379
Dividends and interest receivable                                                                 64,701
Prepaid expenses and other assets                                                                 60,930
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                  56,298,172
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
LIABILITIES
---------------------------------------------------------------------------------------------------------
Payable to Investment Adviser                                                                     12,772
Payable to Administrators                                                                         14,384
Accrued expenses                                                                                 613,414
---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                640,570
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    55,657,602
========================================================================================================
Net assets consist of :
Common stock, $0.001 par value 5,858,327 shares issued and outstanding
 (100,000,000 shares authorized)                                                                   5,858
Additional paid-in capital                                                                    72,435,903
Accumulated net realized loss on investments and foreign currency transactions               (16,715,059)
Net unrealized depreciation of investments, and other assets and liabilities denominated
  in foreign currency                                                                            (69,100)
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    55,657,602
========================================================================================================
NET ASSET VALUE PER SHARE ($55,657,602 / 5,858,327)                                                 9.50
========================================================================================================

                 See accompanying notes to financial statements

                                  ---  7 ---
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[SAFFRON FUND, INC. LOGO]

Statement of Operations
--------------------------------------------------------------------------------

FOR THE YEAR ENDED NOVEMBER 30, 2003
--------------------------------------------------------------------------------
                                                                         US $
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $3,020)               346,526
Interest (net of foreign withholdings taxes of $7,284)               216,463
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              562,989
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
EXPENSES
--------------------------------------------------------------------------------
Legal fees                                                           603,707
Investment advisory fees                                             402,680
Administration fees and expenses                                     212,434
Directors' fees and expenses                                         164,222
Custodian and accounting fees                                        144,323
Audit and tax services fees                                          107,226
Reports to shareholders                                               61,555
Transfer agent fees                                                   32,908
Insurance expense                                                     24,729
New York Stock Exchange listing fee                                   23,750
Interest expense                                                      14,470
Miscellaneous expenses                                                38,359
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                     1,830,363
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (1,267,374)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------------
NET REALIZED GAINS ON:
 Investments                                                         775,404
 Foreign currency transactions                                        45,409
NET CHANGE IN UNREALIZED APPRECIATION / DEPRECIATION OF:
 Investments                                                       5,828,317
 Other assets and liabilities denominated in foreign currency          5,312
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS                                 6,654,442
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               5,387,068
================================================================================

                See accompanying notes to financial statements

                                  ---  8 ---

[SAFFRON FUND, INC. LOGO]


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            FOR THE             FOR THE
                                                           YEAR ENDED         YEAR ENDED
                                                       NOVEMBER 30, 2003   NOVEMBER 30, 2002
                                                              US $               US $
--------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                       (1,267,374)          (761,057)
 Net realized gain/(loss) on investments and foreign
   currency transactions                                      820,813         (3,876,282)
 Net change in unrealized appreciation/depreciation
   of investments, and other assets and liabilities
   denominated in foreign currency                          5,833,629            755,378
--------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
   operations                                               5,387,068         (3,881,961)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
--------------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year                                         50,270,534         54,152,495
--------------------------------------------------------------------------------------------
 End of year                                               55,657,602         50,270,534
============================================================================================

                See accompanying notes to financial statements

                                  ---  9 ---

[SAFFRON FUND, INC. LOGO]


Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each of the years is presented below.

                                                                             FOR THE YEARS ENDED NOVEMBER 30,
                                                         -------------------------------------------------------------------------
                                                             2003          2002          2001             2000            1999
                                                             US $          US $          US $             US $            US $
                                                         -------------------------------------------------------------------------
Net asset value, beginning of year                            8.58          9.24          13.86            14.23           6.53
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss                                          (0.22)        (0.13)        ( 0.17)*          (0.25)*       ( 0.11)
Net realized and unrealized gain (loss) on
 investments, and other assets and liabilities
 denominated in foreign currency                              1.14         (0.53)        ( 3.02)*          (1.39)*         7.81
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.92         (0.66)        ( 3.19)           (1.64)          7.70
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gain on investments                          --            --         ( 1.48)              --             --
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Anti-dilutive effect of:
  Shares repurchased pursuant to the Tender
   Offer Programs                                               --            --           0.02             0.30             --
  Shares repurchased pursuant to the Share
   Repurchase Programs                                          --            --           0.03             0.97             --
----------------------------------------------------------------------------------------------------------------------------------
Total from capital share transactions                           --            --           0.05             1.27             --
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  9.50          8.58           9.24            13.86          14.23
==================================================================================================================================
MARKET PRICE, END OF YEAR                                     8.94          7.20           7.43             9.75           9.44
==================================================================================================================================
TOTAL INVESTMENT RETURN BASED ON: (a)
 Net asset value                                             10.72%        (7.14)%       (24.98)%          (2.60)%       117.92%
 Market price                                                24.17%        (3.10)%       (11.93)%           3.31%         86.41%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000 omitted)                    $ 55,658      $ 50,271    $    54,152        $  90,760      $ 160,859
 Ratio of expenses to average net assets                      3.48%         3.06%          3.08%            2.43%          2.50%
 Ratio of expenses to average net assets, excluding
  interest expense                                            3.45%         3.02%          2.88%(b)         1.89%(b)       2.14%
 Ratio of net investment loss to average net assets          (2.41)%       (1.45)%       ( 1.69)%          (1.45)%       ( 1.18)%
 Portfolio turnover rate                                        53%           57%           105%              65%            56%

-----------
* Based on average daily shares outstanding during the years ended November 30, 2001 and 2000, respectively.
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in years where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(b) Ratio of expeses to average net assets, excluding interest expense and professional services fees relating to the tender offers, were 2.73% and 1.81% for the years ended November 30, 2001 and 2000, respectively. The presentation of these ratios also excluding professional services fees relating to the tender offers, is different from and in addition to the presentation required by the Investment Company Act of 1940 as included in the chart above.

                 See accompanying notes to financial statements

                                  ---  10 ---

[SAFFRON FUND, INC. LOGO]


Notes to Financial Statements
--------------------------------------------------------------------------------
NOVEMBER 30, 2003

1.   ORGANIZATION AND CAPITAL

     Saffron Fund, Inc. (the "Fund") (NYSE: SZF) was incorporated in the State of Maryland on January 5, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994 with the objective of seeking capital appreciation by investing primarily in equity securities of Indian companies. At the reconvened Annual General Meeting ("AGM") of Jardine Fleming India Fund, Inc., held on June 19, 2003, stockholders voted to change the investment policy of the fund. As a result of this change in investment policy, as well as the appointment of a new investment manager, the Jardine Fleming India Fund, Inc. changed its name to Saffron Fund, Inc. The name change of the Fund became effective June 30, 2003. The Fund's amended investment policy permits the Fund, under certain conditions, to hold or invest substantially all of its assets in cash and high-quality debt obligations.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund.

     I)   SECURITY VALUATION

          All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     II)  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

          Investment transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on the sale of investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

     III) FOREIGN CURRENCY TRANSLATION

          The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:

          o investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;



                                  ---  11 ---

[SAFFRON FUND, INC. LOGO]

--------------------------------------------------------------------------------

          o purchases and sales of investments, income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

          The resulting net foreign currency gain or loss is included in the Statement of Operations.

          The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

          Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at the year end exchange rate is reflected as a component of net unrealized appreciation/depreciation of investments, and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

     IV)  DIVIDENDS AND DISTRIBUTIONS

          Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income or net realized capital gain for tax purposes, they are reported as a return of capital.

3.   INVESTMENT ADVISER AND ADMINISTRATORS

     I) JF International Management Inc. ("JFIM"), an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., provided investment advisory services to the Fund under the terms of an Investment Advisory Agreement and the amending addenda. Under this amended agreement, the Fund paid JFIM a monthly fee at the annual rate of 1.15% of the Fund's average weekly net assets. JFIM terminated its Investment Advisory Agreement and the amending addenda with the Fund effective June 30, 2003.

     II) At the reconvened AGM of the Fund, held on June 19, 2003, stockholders approved a new Investment Advisory and Management Agreement ("New Agreement") between the Fund and HSBC Asset Management (Europe) Limited ("AMEU"). Under the New Agreement, the Fund's investment advisory fee will be paid at an annual rate of 1.00% of the Fund's average weekly net assets that are not invested in cash or high-quality debt obligations as defined in the Fund's prospectus dated March 3, 1994, and at an annual rate of 0.20% of the Fund's average weekly net assets that are invested in cash or high-quality debt obligations, subject to a minimum fee over the two-year term of the New Agreement of $200,000. The minimum fee of $200,000 would be payable in full even if the New Agreement were terminated before the end of two years.

     III) UBS Global Asset Management (US) Inc. ("UBS Global AM") (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at the annual rate of 0.18% of the Fund's average weekly net assets up to $250 million and 0.15% of such net assets in excess of $250 million, subject to a minimum annual fee of $175,000.

                                  ---  12 ---

[SAFFRON FUND, INC. LOGO]

--------------------------------------------------------------------------------

          Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $2,000, a quarterly fee of $1,000, and receives reimbursement for certain out-of-pocket expenses.

4.   PORTFOLIO TRANSACTIONS

     For the year ended November 30, 2003, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $15,777,761 and $67,214,111, respectively.

5.  U.S. FEDERAL INCOME TAXES

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, realized capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

    Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. Undistributable net investment loss has been increased by $1,273,178, accumulated realized losses have been increased by $121,586 and paid-in capital has been decreased by $1,151,592. The primary permanent differences causing such reclassifications include the tax treatment of currency gains and losses and passive foreign investment companies and the disallowance of net operating losses.

    For federal income tax purposes, the aggregate cost of investments at November 30, 2003 was $55,241,870 and the components of net unrealized depreciation of investments were as follows:

   Gross appreciation (investments having an excess of value over cost)      $2,835,441
   Gross depreciation (investments having an excess of cost over value)       2,888,149
---------------------------------------------------------------------------------------
   Net unrealized depreciation of investments                                $   52,708
=======================================================================================

     There were no distributions paid during the fiscal years ended November 30, 2003 or November 30, 2002.

     At November 30, 2003, the components of accumulated deficit on a tax basis were as follows:

   Accumulated capital losses         $   (16,714,952)
   Unrealized depreciation                    (52,708)
-----------------------------------------------------
   Total accumulated deficit          $   (16,767,660)
=====================================================

     The differences between the components of accumulated deficit on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

     At November 30, 2003, the Fund had a net capital loss carryforward of $16,714,952. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized gains, and will expire as follows: $12,464,536 by November 30, 2009, $4,229,935 by November 30, 2010 and $20,481 by November 30, 2011. To the extent such losses are used to offset future capital gains, it is probable and the intention of the Board of Directors that gains so offset will not be distributed.

6.   FOREIGN INCOME TAXES

     The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the "Tax Treaty"). To obtain


                                  ---  13 ---

[SAFFRON FUND, INC. LOGO]

--------------------------------------------------------------------------------

    benefits under the Tax Treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the Tax Treaty.

    A fund which is a tax resident of Mauritius under the Tax Treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of Indian securities, but is subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and after March 31, 2002, but up to March 31, 2003. During the period June 1, 1997 through March 31, 2002 and after April 1, 2003, dividend income from domestic companies was exempt from Indian income tax in the hands of the shareholder recipient, but the domestic companies were liable to pay a separate dividend distribution tax. The Fund is currently subject to and accrues 20.5% (21% for the financial year ended March 31, 2003) Indian withholding tax on interest earned on Indian securities.

    The Fund will pay tax in Mauritius on its taxable income for Mauritius tax purposes at rates which, when offset by certain credits available, will result in a net payment in Mauritius with respect to such taxable income at an effective rate of approximately 3%. For the year ended November 30, 2003, no provision for Mauritian taxes is considered necessary as a result of the net investment loss incurred by the Fund.

    The Indian tax authorities in March 2000 issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997, denying the benefits of the Tax Treaty. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20% instead of the 15% rate claimed by the Fund under the Tax Treaty. Similar assessment orders were issued to several other foreign institutional investors relying on the Tax Treaty.

    On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") clarifying wherever a certificate of residence is issued by the Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the Tax Treaty. The Fund, relying on Circular 789 filed a revision petition with the Commissioner of Income Tax ("CIT") in India to revise the March 2000 Assessment Order in light of Circular 789. On May 31, 2002, the CIT passed his order on the revision petition filed by the Fund for the year ended March 31, 1997, and has granted the Fund benefits of the Tax Treaty based on Circular 789 and on the basis that the Fund is a tax resident of Mauritius.

    Previously, however, an Indian public interest group had initiated litigation in the Indian courts challenging the Circular 789. In connection with this litigation, the Delhi High Court, in May 2002, passed an order invalidating the Circular 789. On November 18, 2002, the Supreme Court of India (the highest court in India), upon hearing an appeal filed by the Indian government stayed the operation of the May 2002 Delhi High Court judgment.

    On October 7, 2003, the Supreme Court pronounced its judgment in this regard, issued an order setting aside the ruling of the Delhi High Court, and held that the Delhi High Court erred on all counts in quashing Circular 789. Additionally, the Supreme Court held and declared Circular 789 to be valid and efficacious. While the Supreme Court was still deliberating, the Ministry of Finance issued a Circular, dated February 10, 2003, clarifying that Income-tax officials could investigate the place of effective management and control in India of Mauritius incorporated entities maintaining dual residency within India and Mauritius.

    The Fund continues to: (i) comply with the requirements of the Tax Treaty;
    (ii) be a tax resident of Mauritius; and (iii) maintain that its effective management and control resides in Mauritius, and


                                  ---  14 ---

[SAFFRON FUND, INC. LOGO]

--------------------------------------------------------------------------------

    therefore, management believes that the Fund should be able to obtain the benefits of the Tax Treaty. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Fund. However, the ultimate outcome of these matters is not presently determinable.

    The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

7.  TRANSACTIONS WITH AFFILIATES

    JFIM, out of its advisory fee, paid UBS Investment Banking LLC ("UBS"), an indirect wholly owned subsidiary of UBS AG, a fee in an amount equal to 0.10% of the value of the Fund's average weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investments). For the year ended November 30, 2003, $29,590 was paid or accrued by JFIM to UBS for such services. Since JFIM terminated its investment advisory agreement with the Fund on June 30, 2003, UBS no longer provided such services. During the year ended November 30, 2003, UBS received $38,874 in brokerage commissions on investment security transactions and the Administrator, a subsidiary of UBS AG, earned $175,000 in administration fees from the Fund.

    For the year ended November 30, 2003, the Fund paid a total of approximately $85,358 in brokerage commissions to J.P. Morgan India Private Limited (formerly Jardine Fleming India Securities Private Limited), an affiliate of the former Investment Adviser.

    Certain officers of the Fund are employees of the Administrator.

8.  REVOLVING CREDIT AGREEMENTS

    On September 20, 2001, the Fund entered into a multi-currency Revolving Credit Agreement payable on demand, with Standard Bank Asia Ltd. (the "SBAL Revolving Credit Agreement"). Additionally, as a result of the change to the Fund's investment policy at the reconvened AGM held on June 19, 2003, the Fund terminated the SBAL Revolving Credit Agreement. The maximum credit available under the SBAL Revolving Credit Agreement was the lower of $26,000,000, or 20% of the net asset value of the Fund. Interest payments on borrowings were to be agreed at the time of borrowing. For the period ended June 19, 2003, the weighted average interest rate paid by the Fund was 1.98% and the maximum and average amount of the loan outstanding during the borrowing period was $2,360,171 and $1,478,608, respectively. For the period ended June 19, 2003, $14,470 was paid or accrued by the Fund to Standard Bank Asia Ltd. for interest under the SBAL Revolving Credit Agreement. At November 30, 2003, there was no loan outstanding.

9.  CAPITAL STOCK

    There are 100,000,000 shares of $0.001 par value capital stock authorized. On February 1, 2000, the Fund announced a share repurchase program to repurchase approximately 10% of the Fund's then outstanding shares, which was completed in March 2000. On August 11, 2000, the Fund announced a second repurchase program (collectively, the "Share Repurchase Programs"), authorizing the Fund to purchase up to an additional 10% of the Fund's outstanding shares as of that date.

    There were no transactions in shares of common stock for the year ended November 30, 2003 and for the year ended November 30, 2002.

                                  ---  15 ---

[SAFFRON FUND, INC. LOGO]


Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

10. CONCENTRATION OF RISK

    The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region. Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other things, the possibility of future political and economic conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets.


                                  ---  16 ---

[SAFFRON FUND, INC. LOGO]


Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of

Saffron Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Saffron Fund, Inc. (the "Fund"), including the investment portfolio as of November 30, 2003, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2002 and the financial highlights for each of the years in the four year period ended November 30, 2002 were audited by other auditors whose report thereon, dated January 15, 2003, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Saffron Fund, Inc. as of November 30, 2003, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
January 23, 2004

                                  ---  17 ---

[SAFFRON FUND, INC. LOGO]

Other Information
--------------------------------------------------------------------------------
A decision to change the Fund's independent auditors was approved by the Fund's Audit Committee and Board of Directors in a meeting held on November 24, 2003 resulting in KPMG LLP's appointment as independent auditors of the Fund for the year ended November 30, 2003.

The reports on the financial statements of the Fund audited by the previous independent auditors for each of the four years ended November 30, 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and the previous independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.


                                  ---  18 ---

[SAFFRON FUND, INC. LOGO]


Dividend Reinvestment Plan
--------------------------------------------------------------------------------
The Fund operates an optional Dividend Reinvestment Plan (the "Plan") whereby:


1) shareholders may elect to receive income dividends and capital gain distributions (collectively referred to as "distributions") in the form of additional shares of the Fund (the "Share Distribution Plan").


2) shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank & Trust Company (the "Plan Agent"), as dividend paying agent.


The following should be noted with respect to the Plan:


1) The Share Distribution Plan allows you to reinvest your distributions into newly issued shares of the Fund with no brokerage charge or, if the market price of the shares on the distribution date is below their net asset value, have the Plan Agent purchase shares on your behalf in the open market at a pro rata share of the brokerage commission. Such distributions, if any, would most likely be declared in December and paid and reinvested in January. Shareholders do not pay a service charge to participate in this program.


2) Under the Share Distribution Plan, whenever the Board of Directors of the Fund declares a distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares), if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, purchase shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date.


3) For US federal income tax purposes, shareholders electing to receive newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the payment date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Share Distribution Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.


4) There will be no brokerage charge to participants for shares issued directly by the Fund under the Share Distribution Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Share Distribution Plan. The Fund will pay fees of the Plan Agent for handling the Share Distribution Plan.


5) You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.


This information is only a summary. To receive a copy of the Dividend Reinvestment Plan brochure describing the full terms and conditions of the Plan, please contact the Plan Agent at the following address or call toll-free 800-426-5523.


   EquiServe Trust Company, N.A.
   PO Box 43011
   Providence, RI 02940-3011
   USA

                                  ---  19 ---

[SAFFRON FUND, INC. LOGO]


Supplemental Information (Unaudited)
--------------------------------------------------------------------------------
BOARD OF DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations and each member of which serves a 3-year term of office. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director's or Officer's principal occupations during the last five years and other directorships held by such Director.

------------------------------------------------------------------------------------------------------------------------------
                                                          TERM OF
                                       POSITION(S)       OFFICE AND
           NAME, ADDRESS                   HELD          LENGTH OF                  PRINCIPAL OCCUPATIONS DURING
              AND AGE                 WITH THE FUND     TIME SERVED                        PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
 Julian M.I. Reid                      President,       Since 1994     Chief Executive Officer of 3a Asset Management
 10 Frere Felix de Valois St.           Director                       Limited; Chairman of the Board of the Fund.
 Port Louis, Mauritius                 & Chairman
 Age: 59
------------------------------------------------------------------------------------------------------------------------------
 Jean Jocelyn de Chasteauneuf           Director        Since 1994     Adviser to the Executive Committee of the
 10 Frere Felix de Valois Street                                       Mauritius Commercial Bank Limited; Director of
 Port Louis, Mauritius                                                 Union Commercial Bank of the Malagasy Republic;
 Age: 66                                                               Director of Fincorp Investment Limited and Finlease
                                                                       Co Ltd.
------------------------------------------------------------------------------------------------------------------------------
 Ashok V. Desai                         Director        Since 1995     Consultant Editor of Business Standard; former
 5 Bahadurshah Zafar Marg                                              Secretary and Chief Consultant, Ministry of Finance,
 New Delhi, India 110 002                                              Government of India (1991-93).
 Age: 68
------------------------------------------------------------------------------------------------------------------------------
 Timothy R.H. Kimber                    Director        Since 1995     Chairman of Dartmoor Investment Trust Plc., Exeter
 Newton Hall, Whittington                                              Selective Assets Investment Trust Plc., Martin Currie
 Nr Carnforth Lancashire                                               Pacific Trust Plc. and Taiwan Opportunities Fund
 LA6 2NZ, United Kingdom                                               Ltd.; Director of New Zealand Investment Trust Plc.,
 Age: 67                                                               Invesco Japan Discovery Trust Plc., Adam &
                                                                       Company Investment & Management Ltd., Border
                                                                       Asset Management Ltd., Noble Group Ltd., and the
                                                                       Cumberland Building Society.
------------------------------------------------------------------------------------------------------------------------------
 E.L. Rene Noel                         Director        Since 1996     Director of Albatross Insurance Co. Ltd and Les
 10 Frere Felix de Valois Street                                       Moulins De La Concorde Ltee; International Sugar
 Port Louis, Mauritius                                                 Consultant; former Chairman and Managing
 Age: 79                                                               Director of Compagnie de Beau-Vallon Group of
                                                                       Companies.
------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
 Andrew Pegge                           Director        Since 2003     CEO of Laxey Partners Ltd.; Supervisor of Collective
 7-9 Market Hill,                                                      Investment Schemes for Isle of Man Financial
 Douglas, Isle of Mann                                                 Supervision Commission.
 Age: 40
------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
 Mr. Paul H. Schubert                 Treasurer &       Since 1999     Executive Director and Head of the Mutual Fund
 51 West 52nd Street                   Secretary                       Finance Department of UBS Global Asset
 New York, NY 10019                                                    Management (US) Inc.; Treasurer for other
 Age: 41                                                               investment companies for which UBS Global Asset
                                                                       Management (US) Inc., Inc. serves as investment
                                                                       adviser/administrator.
------------------------------------------------------------------------------------------------------------------------------
 Mr. Kevin J. Mahoney                  Assistant        Since 2003     Director and Senior Manager of the Mutual Fund
 51 West 52nd Street                  Treasurer &                      Finance Department of UBS Global Asset
 New York, NY 10019                    Assistant                       Management (US) Inc.; Vice President and Assistant
 Age: 38                               Secretary                       Treasurer for other investment companies for which
                                                                       UBS Global Asset Management (US) Inc. serves as
                                                                       investment adviser/administrator.
------------------------------------------------------------------------------------------------------------------------------

                                   ---  20 ---

                       This Page Intentionally Left Blank

DIRECTORS AND OFFICERS
-------------------------------------------
Julian M.I. Reid -- Director, President & Chairman of the Board
Jean Jocelyn de Chasteauneuf -- Director
Ashok V. Desai -- Director
Timothy R.H. Kimber -- Director
Ernest L. Rene Noel -- Director
Andrew Pegge -- Director
Paul H. Schubert -- Treasurer & Secretary
Kevin J. Mahoney - Assistant Treasurer

INVESTMENT ADVISER AS OF JULY 1, 2003
-------------------------------------------
HSBC Asset Management (Europe) Limited
10 Lower Thomas Street
London EC3R 6AE

ADMINISTRATOR
-------------------------------------------
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, NY 10019
USA

MAURITIUS ADMINISTRATOR
-------------------------------------------
Multiconsult Ltd.
10 Frere Felix de Valois Street
Port Louis
Mauritius

CUSTODIAN
-------------------------------------------
Citibank, N.A.
New York:
Citicorp Center
153 East 53rd Street
New York, NY 10043
USA

Hong Kong:
Citibank Tower
Citibank Plaza
3 Garden Road
Central, Hong Kong

India:
First Floor, Sakhar Bhawan
Nariman Point 230 Backbay Reclamation
Mumbai 400 021
India

INDEPENDENT AUDITORS
-------------------------------------------
KPMG LLP
757 Third Ave.
New York, NY 10017

USA LEGAL COUNSEL
-------------------------------------------
Cleary, Gottlieb, Steen & Hamilton
New York:
1 Liberty Plaza
New York, NY 10006
USA

Hong Kong:
Bank of China Tower
1 Garden Road
Hong Kong

REGISTRAR, TRANSFER AGENT &
DIVIDEND PAYING AGENT
-------------------------------------------
EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011
USA

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

-------------------------------------------------------------------------------
                               SAFFRON FUND, INC.
-------------------------------------------------------------------------------
                                  Annual Report
                                November 30, 2003
[GRAPHIC OMITTED]

ITEM 2.  CODE OF ETHICS.

The registrant has not adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer. Given registrant's size, and the limited number of personnel conducting registrant's business, registrant believes that its current internal procedures adequately address the issues that such a code would otherwise cover.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Directors has determined that it does not have an "audit committee financial expert" serving on its audit committee. While registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert"; as such term is defined by the Securities and Exchange Commission.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.


ITEM 6.  [RESERVED BY SEC FOR FUTURE USE. ]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED - END MANAGEMENT INVESTMENT COMPANIES.

The Chairman may, with the concurrence of any one independent director, vote any proxy in respect of any security held by the Fund.


ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9.  CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

     (a) (1) As noted in Form NCSR Item 2 above, registrant has not adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 and is therefore not attached hereto as Exhibit EX-99.CODE ETH.

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAFFRON FUND, INC.

By:   /s/ Julian M.I. Reid
      --------------------
      Julian M.I. Reid
      President

Date: February 9, 2004
      ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Julian M.I. Reid
      --------------------
      Julian M.I. Reid
      President

Date: February 9, 2004
      ----------------

By:   /s/ Paul H. Schubert
      --------------------
      Paul H. Schubert
      Treasurer

Date: February 9, 2004
      ----------------